================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                         GRAND CENTRAL FINANCIAL CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          GRAND CENTRAL FINANCIAL CORP.
                                 601 MAIN STREET
                             WELLSVILLE, OHIO 43968
                                 (330) 532-1517

                                                                  March 20, 2001

Fellow Shareholders:

         You are cordially invited to attend the annual meeting of shareholders of Grand Central Financial Corp. The meeting will be at the East Liverpool Motor Lodge, 2340 Dresden Avenue, East Liverpool, Ohio, on April 25, 2001 at 10:00 a.m., local time.

         The attached notice of the annual meeting and proxy statement describe the formal business to be transacted at the meeting. During the meeting we will report on the operations of the Company. Directors and officers of the Company as well as a representative of Crowe, Chizek and Company LLP, Grand Central Financial Corp.'s independent auditors, will be present at the annual meeting to respond to appropriate questions of our stockholders.

         The Board of Directors of Grand Central Financial Corp. has determined that matters to be considered at the annual meeting are in the best interests of Grand Central Financial Corp. and its shareholders. It is important that your shares are represented at this meeting, whether or not you attend in person. Therefore, to make sure that your shares are represented, please sign and return the enclosed proxy card promptly.

         On behalf of the Board of Directors and all of the employees of Grand Central Financial Corp. and Central Federal Savings and Loan Association of Wellsville, I thank you for your continued interest and support.

                                         Sincerely yours,

                                         /s/ William R. Williams

                                         William R. Williams
                                         President and Chief Executive Officer

                          GRAND CENTRAL FINANCIAL CORP.
                                 601 MAIN STREET
                             WELLSVILLE, OHIO 43968

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Grand Central Financial Corp., the holding company for Central Federal Savings and Loan Association of Wellsville, will be held on April 25, 2001 at the East Liverpool Motor Lodge, 2340 Dresden Avenue, East Liverpool, Ohio, at 10:00 a.m., local time, for the following purposes:

         1.       To elect one director of the Company;
         2. To ratify the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending December 31, 2001; and
         3. To transact any other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Record holders of the common stock of Grand Central Financial Corp. at the close of business on February 28, 2001 are entitled to receive notice of the meeting and to vote at the annual meeting and any adjournments or postponement of the meeting. The annual meeting may be adjourned to permit the Company to solicit proxies in the event that there are not sufficient votes for a quorum or to approve the proposals at the time of the meeting. A list of shareholders entitled to vote at the annual meeting will be available at Grand Central Financial Corp., 601 Main Street, Wellsville, Ohio 43968, for a period of ten days prior to the annual meeting and will also be available at the annual meeting itself.

                                      BY THE ORDER OF THE BOARD OF DIRECTORS


                                      /s/ Daniel F. Galeoti


                                      Daniel F. Galeoti
                                       Corporate Secretary

Wellsville, Ohio
March 20, 2001

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                          GRAND CENTRAL FINANCIAL CORP.
--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors to be used at the annual meeting of Grand Central Financial Corp. (the "Company"). The Company is the holding company for Central Federal Savings and Loan Association of Wellsville (the "Association"). The annual meeting will be held on April 25, 2001 at the East Liverpool Motor Lodge, 2340 Dresden Avenue, East Liverpool, Ohio, at 10:00 a.m., local time. The Annual Report to Shareholders, including the consolidated financial statements of the Company for the fiscal year ended December 31, 2000, accompanies this proxy statement which is first being mailed to record holders on or about March 20, 2001.

--------------------------------------------------------------------------------
                           VOTING AND PROXY PROCEDURE
--------------------------------------------------------------------------------

WHO CAN VOTE AT THE MEETING

         You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on February 28, 2001. As of the close of business on that date, a total of 1,749,831 shares of Company common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, record holders of common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares of common stock are not entitled to any vote in respect of the shares held in excess of the 10% limit and those shares are not treated as outstanding for voting purposes.

         A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the 10% limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to the Company to enable the Board of Directors to implement and apply the 10% limit.

ATTENDING THE MEETING

         If you are a beneficial owner of Company common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

         The annual meeting will be held if a majority of the total outstanding shares of common stock entitled to vote (after subtracting any shares in excess of the 10% limit) is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of a director (Proposal 1), you may vote in favor of the nominee or withhold authority to vote for the nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

         As to the ratification of Crowe, Chizek and Company LLP as independent auditors of the Company (Proposal 2) and all other matters that may properly come before the annual meeting, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Under the Company's Bylaws and Delaware law, an affirmative vote of the holders of a majority of the votes cast at the annual meeting on Proposal 2 is required to constitute shareholder approval. Shares underlying broker non- votes or in excess of the 10% limit will not be counted as present and entitled to vote or as votes cast and will have no effect on the vote.

VOTING BY PROXY

         The Company's Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the Annual Meeting by persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR AND "FOR" RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their best judgement to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver to the Company another proxy that bears a later date, or attend the annual meeting and vote your shares in person. Attendance at the annual meeting will not in itself revoke your proxy.

         If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and which accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

         Proxies solicited should be returned to the Company's transfer agent, Registrar and Transfer Company. The Board of Directors has designated Keefe, Bruyette & Woods, Inc. to act as the inspector of election and to tabulate the votes at the annual meeting. Keefe, Bruyette & Woods, Inc. is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

PARTICIPANTS IN THE ASSOCIATION'S ESOP

         If you participate in the Association's Employee Stock Ownership Plan (the "ESOP"), you will have received with this proxy statement a voting instruction form that reflects all shares you may vote under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee on how to vote shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which voting instructions are not timely received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions to the plan's trustee is April 16, 2001.

--------------------------------------------------------------------------------
                                 STOCK OWNERSHIP
--------------------------------------------------------------------------------


         The following table provides information as of February 28, 2001 about persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.


                                                                                                PERCENT OF
                                                                          NUMBER OF            COMMON STOCK
               NAME AND ADDRESS OF BENEFICIAL OWNER                      SHARES OWNED           OUTSTANDING
-------------------------------------------------------------------   ------------------    -------------------
Central Federal Savings and Loan Association of Wellsville                205,413(1)                11.7%
Employee Stock Ownership Plan & Trust ("ESOP")
601 Main Street
Wellsville, Ohio 43968

First Manhattan Co.                                                       119,900(2)                 6.9
437 Madison Avenue
New York, New York 10022

-------------------------
(1) The ESOP Committee administers the ESOP. First Bankers Trust Company, N.A. is the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty under the Employee Retirement Income Security Act of 1974, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of December 31, 2000, 45,844 shares had been allocated under the ESOP and 159,569 shares remained unallocated. Under the ESOP, unallocated shares and allocated shares as to which voting instructions are not timely given by participants are voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions timely received from participants regarding the allocated stock.

(2) Based upon information in an amendment to the Schedule 13G filed on February 7, 2001.

         The following table sets forth information as of February 28, 2001 with respect to the amount of shares of Company common stock considered to be owned by each director or nominee for director of the Company, by each executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.


                                                                                 NUMBER OF SHARES THAT
                                                           NUMBER OF                MAY BE ACQUIRED         PERCENT OF
                                                          SHARES OWNED             WITHIN 60 DAYS BY       COMMON STOCK
NAME                                                 (EXCLUDING OPTIONS)(1)(2)     EXERCISING OPTIONS     OUTSTANDING (3)
-----                                                -------------------------   ---------------------    ---------------
Jeffrey W. Aldrich..................................          23,878                     1,939                  1.5%
Thomas P. Ash.......................................          23,878                     1,939                  1.5
Gerry W. Grace......................................          33,878                     1,939                  2.0
Fred C. Jackson.....................................          23,878                     1,939                  1.5
William R. Williams.................................          48,526(4)                  9,695                  3.3
John A. Rife........................................          36,470                     5,817                  2.4
Charles O. Standley.................................          36,135                     5,817                  2.4

All Directors and Executive Officers                         226,643                    29,085                 14.4%
   as a Group (7 persons)...........................

-----------------------------
(1) Includes shares of unvested restricted stock awarded under the 1999 Stock-Based Incentive Plan as follows: each of Messrs. Ash, Aldrich and Grace, 3,102 shares; Mr. Williams, 15,512 shares; and each of Messrs. Rife and Standley, 9,306 shares. Each participant has voting but not investment power as to shares of unvested restricted stock.
(2) Includes shares allocated under the ESOP to Messrs. Williams, Rife and Standley for the years 1998 and 1999. Shares allocated to Messrs. Williams, Rife and Standley in 2000 have not been determined.
(3) Based on 1,749,831 shares of Company common stock outstanding and entitled to vote as of February 28, 2001.
(4) Includes 1,000 shares held by Mr. Williams' wife and 1,000 shares held by Mr. Williams' wife as custodian of his daughter.

--------------------------------------------------------------------------------
                        PROPOSAL 1. ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Board of Directors of the Company currently consists of five directors, who also serve as directors of the Association. Four of them are independent directors and one is a member of management. The Board is divided into three classes with approximately one-third of the directors up for election each year.

         There are two directors whose terms will expire at the 2001 Annual Meeting. The nominee for election at the 2001 Annual Meeting is Thomas P. Ash. Fred C. Jackson will retire from office as director of the Company upon the expiration of his term at the 2001 Annual Meeting. As such, only one director will be elected at the Annual Meeting to serve for a three-year term, or until his successor is elected and qualified, and there will be a vacancy which the Board has no intention to fill. Accordingly, on January 17, 2001, the Board of Directors resolved unanimously to reduce the size of the Board from five to four members effective April 25, 2001, immediately prior to the 2001 Annual Meeting.

         The proxies solicited by the Board of Directors are intended to be voted for the election of the nominee named above. If the nominee is unable or unwilling to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the current Board of Directors. At this time, the Board of Directors knows of no reason why the nominee might be unable or unwilling to serve.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE.

         Information regarding the nominee, as well as each director continuing in office and each executive officer who is not a director, is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each individual's biography is as of December 31, 2000. The indicated period for service as a director includes service as a director of the Association. There are no family relationships among the directors.

NOMINEE FOR ELECTION AS DIRECTOR

         Thomas P. Ash is Superintendent of the Mid-Ohio Educational Service Center in Mansfield, Ohio. Age 51. Director since 1985.

CONTINUING DIRECTORS

         Directors with a term ending in 2002:

         Gerry W. Grace is owner and President of Grace Services, Inc., a weed and pest control company located in Canfield, Ohio. He is Chairman of the Board of the Company and the Association. Age 62. Director since 1986.

         Directors with a term ending in 2003:

         Jeffrey W. Aldrich is President and Chief Executive Officer of Sterling China, a dishware manufacturing company. Age 58. Director since 1979.

         William R. Williams is President and Chief Executive Officer of the Company and the Association. Age 57. Director since 1979.

EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS

         Daniel F. Galeoti is Vice President of Mortgage Operations of the Association and Secretary of the Company. Age 45. He has served the Association since 1989.

         John A. Rife is Executive Vice President and Treasurer of the Association and Executive Vice President of the Company. Age 45. He has served the Association since 1979.

         Charles O. Standley is Vice President of Commercial and Consumer Lending of the Association and and Treasurer of the Company. Age 47. He has served the Association since 1987.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company and the Board of Directors of the Association conduct their business through meetings of the Boards and their committees. The Boards of Directors of the Company and Association generally meet on a monthly basis and may have additional meetings as needed. During the fiscal year ended December 31, 2000, the Board of Directors of the Company held seven meetings and the Board of Directors of the Association held 12 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and Committees on which such director served in 2000. The Board of Directors of the Company and Association maintain committees, the nature and composition of which are described below:

         AUDIT AND COMPLIANCE COMMITTEE. The Audit and Compliance Committee of the Company consists of the entire Board of Directors. This committee generally meets on an annual basis and is responsible for the review of audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. The Audit and Compliance Committee of the Company met once during fiscal 2000.

         EXECUTIVE COMMITTEE. The Executive Committee meets weekly throughout the year. Each member of the Board of Directors serves on this committee for four months each year. The Chairman of the Board of Directors is on this committee 12 months of the year and the President is an ex officio member except when a quorum cannot be reached. The purpose of this committee is to approve loans. The Executive Committee met 37 times in 2000.

         SALARY COMMITTEE. The Salary Committee of the Company consists of Directors Gerry W. Grace, Jeffrey W. Aldrich and William R. Williams. The committee is responsible for all matters regarding compensation and fringe benefits for officers and employees of the Company and the Association and meets on an as needed basis. The Salary Committee of the Company met once in 2000.

         NOMINATING COMMITTEE. The Nominating Committee consists of the entire Board of Directors and recommends the nominees for director to stand for election at the Company's Annual Meeting of Shareholders. The Company's Bylaws provide for shareholder nomination for directors. These provisions require such nominations to be made pursuant to timely written notice to the Corporate Secretary of the Company. The shareholders' notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Securities Exchange Act of 1934. See "Stockholder Proposals." The Nominating Committee of the Company met once in 2000.

DIRECTORS' COMPENSATION

         DIRECTORS' FEES. All directors of the Association are currently paid an annual retainer of $10,000. The Chairman of the Association receives $9,500 in addition to director's fees. In addition, directors receive $125 for each Executive Committee meeting attended. The Company pays $2,500 per year to its directors for attending Board meetings.

         INCENTIVE PLAN. On July 15, 1999, each member of the Board of Directors of the Company who was not an officer or employee of the Company or of the Association received non-statutory stock options under the Grand Central Financial Corp. 1999 Stock-Based Incentive Plan to purchase 9,694 shares of common stock and restricted stock awards for 3,878 shares of common stock. The non- statutory stock options had an initial exercise price of $13.00, the fair market value of the common stock on July 15, 1999, the date the stock options were granted, but the exercise price was readjusted to $9.19 per share to account for a special return of capital in 2000. The stock awards and non-statutory stock options vest equally over a five-year period, beginning on July 15, 2000. On April 26, 2000, the Company's shareholders ratified amendments to the Incentive Plan to provide for the acceleration of vesting of the outstanding stock options and restricted stock awards upon a change in control of the Company or the Association.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------


EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following information is furnished for the Chief Executive Officer and the four highest paid executive officers of the Company who received salary and bonus of $100,000 or more during the year ended December 31, 2000.


                                                                            LONG-TERM COMPENSATION
                                                                           ------------------------
                                                ANNUAL COMPENSATION                 AWARDS
                                         ----------------------------------------------------------
                                                                          RESTRICTED    SECURITIES
                                                                            STOCK       UNDERLYING      ALL OTHER
NAME AND                                   FISCAL     SALARY                AWARDS     OPTIONS/SARS    COMPENSATION
PRINCIPAL POSITIONS                         YEAR    ($)(1)(2)   BONUS($)    ($)(3)         (#)           ($)(4)
-------------------                         -----    -------    -------    ---------   ------------   -------------
William R. Williams                         2000     $155,416   $20,000    $      --   $       --     $  116,340(5)
President and Chief Executive Officer       1999      148,542    21,000      252,070       48,472         65,973
                                            1998      133,284    16,000           --           --         27,163

John A. Rife                                2000      $97,984   $11,000    $      --   $       --     $   69,798(5)
Executive Vice President and Treasurer      1999       93,259    11,000      151,229       29,083         44,824
                                            1998           --        --           --           --         18,332

Charles O. Standley                         2000      $90,860   $10,000    $      --   $       --     $   69,798(5)
Vice President                              1999           --        --           --           --             --
                                            1998           --        --           --           --             --

---------------------------------------
(1)  Mr. Williams' salary includes his base salary and director's fees.
(2) During 1998, Messrs. Rife and Standley did not receive a salary and bonus of $100,000. During 1999, Standley did not receive a salary and bonus of $100,000.
(3) Includes stock awards of 19,390, 11,633 and 11,633 shares granted under the Incentive Plan to Messrs. Williams, Rife and Standley, respectively. The awards began vesting in five equal annual installments on July 15, 2000, the first anniversary of the date of grant. When shares become vested and are distributed, the recipients credited also receive an amount equal to unaccumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon. All awards vest immediately upon termination of employment due to death, disability, or following a change in control. The vesting of awards may also be accelerated upon retirement. As of December 31, 2000, the market values of unvested shares held by Messrs. Williams, Rife and Standley was $176,449, $105,856 and $105,856, respectively. The dollar amounts set forth in the table represent the market value on the date of the grant of the shares.
(4) Consists of the market value of ESOP allocations made in 1999 and 1998 to Messrs. Williams and Rife, respectively. As of December 31, 2000, the number of shares allocated under the ESOP to Messrs. Williams, Rife and Standley, and payments under the SERP to be made to Mr. Williams, had not yet been determined.
(5) Consists of the taxable payment of $6.00 per share special contribution with respect to unvested shares of restricted stock.

EMPLOYMENT AGREEMENTS

                  The Association and the Company maintain employment agreements (collectively, the "Employment Agreements") with William R. Williams, John A. Rife and Charles O. Standley (individually, the "Executive"). The Employment Agreements provide for a three-year term for each Executive. The Association Employment Agreements provide that, beginning on the first anniversary date of the agreement and continuing each anniversary date thereafter, the Board of Directors of the Association may extend each of the agreements for an additional year so that the remaining term shall be three years unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The terms of the Company Employment Agreements shall be extended on a daily basis, unless written notice of non-renewal is given by the Board of Directors of the Company. The Association and Company Employment Agreements provide that the Executive's base salary will be reviewed at least annually. Effective January 1, 2001 the base salary for Messrs. Williams, Rife and Standley is $150,960, $103,468 and $96,026, respectively. In addition to base salary, the Employment Agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing certain fringe benefits available to similarly-situated executive personnel. The Employment Agreements provide for termination by the Association or the Company for cause (as described in the agreements) at any time. In the event the Association or the Company chooses to terminate the Executive's employment for reasons other than for cause or, in the event of the Executive's resignation from the Association or the Company upon:
(i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) a material reduction in the benefits and perquisites to the Executive; (v) liquidation or dissolution of the Association or the Company; or
(vi) a breach of the Employment Agreements by the Association or the Company; the Executive or, in the event of the Executive's death, the Executive's beneficiary would be entitled to receive an amount generally equal to the remaining base salary and bonus payments that would have been paid to the Executive during the remaining term of the Employment Agreements, plus all benefits that would have been provided to the Executive during the remaining term of the agreement. The Employment Agreements restrict each Executive's right to compete against the Association or the Company for a period of one year from the date of termination of the agreement if his employment is terminated without cause, except if termination follows a change in control.

                  Under the agreements, if involuntary or voluntary termination (under certain circumstances) follows a change in control of the Association or the Company, the Executive or, in the event of the Executive's death, the Executive's beneficiary would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the agreements; or
(ii) three times the average of the five preceding taxable years' annual compensation. The Association and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both Employment Agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement.

                  Payments to the Executive under the Association Employment Agreement are guaranteed by the Company in the event that payments or benefits are not paid by the Association. Payments under the Company Employment Agreements would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Employment Agreements shall be paid by the Association or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that the Association and Company shall indemnify the Executive to the fullest extent allowable under federal, Ohio and Delaware law, respectively.

PENSION PLAN

                  The Association participates in a multiple-employer defined benefit pension plan known as the Financial Institutions Retirement Fund. Generally, employees of the Association become members of the pension plan upon the completion of one year of service with the Association and the attainment of age twenty-one. The Association makes annual contributions to the Financial Institutions Retirement Fund sufficient to fund retirement benefits for its employees, as determined in accordance with a formula set forth in the plan document. Participants generally become vested in their accrued benefits under the pension plan after completing five years of vesting service. In general, accrued benefits under the pension plan, including reduced benefits payable upon early retirement or in the event of a disability, are based on an individual's years of benefit service and the average of the individual's highest five years' salary.

                  The following table reflects the annual pension benefit that would be payable to a participant of the pension plan upon retirement at age 65, based on various levels of the highest five-year average salary and years of benefit service:


                                                         YEARS OF CREDITED SERVICE(1)
                           --------------------------------------------------------------------------------------
  FINAL AVERAGE
     EARNINGS                  15                 20                 25                30                 35
------------------         -----------        -----------        ----------        -----------        -----------
      $ 75,000                 $22,500            $30,000           $37,500            $45,000            $52,500
       100,000                  30,000             40,000            50,000             60,000             70,000
       125,000                  37,500             50,000            62,500             75,000             87,500
       150,000                  45,000             60,000            75,000             90,000            105,000
       175,000                  52,500             70,000            87,500            105,000            122,500
       200,000                  60,000             80,000           100,000            120,000            140,000
       250,000                  75,000            100,000           125,000            150,000            175,000
       300,000                  90,000            120,000           150,000            180,000            210,000
       350,000                 105,000            140,000           175,000            210,000            245,000

(1) The maximum allowable salary for 2000 is $170,000. As of December 31, 2000, Messrs. Williams, Rife and Standley had 28, 20 and 12 years, respectively, of credited service under the pension plan.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         The Association maintains a non-qualified deferred compensation arrangement known as a Supplemental Executive Retirement Plan (the "SERP"). The SERP provides benefits to eligible individuals (designated by the Board of Directors of the Association or its affiliates) that cannot be provided under the ESOP as a result of the limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code"), but that would have been provided under the ESOP but for such limitations. In addition to providing for benefits lost under the ESOP as a result of limitations imposed by the Code, the SERP also makes up benefits lost in the event of a change in control of the Company or the Association prior to the repayment of the loan and to participants who retire prior to the complete repayment of the ESOP loan. Generally, upon the retirement of an eligible individual or upon a change in control of the Association or the Company before complete repayment of the ESOP loan, the SERP provides the individual with a benefit equal to what the individual would have received under the ESOP throughout the term of the ESOP loan less the benefits actually accrued under the ESOP. An individual's benefits under the SERP generally become payable upon the participant's retirement, upon the change in control of the Association or the Company, or as determined under the ESOP. As of December 31, 2000, Mr. Williams is the only participant in the SERP.

INCENTIVE PLAN

         The Company maintains the Incentive Plan, which provides discretionary awards of options to purchase common stock and awards of common stock to officers, directors and employees as determined by a committee of the Board of Directors.

         The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 2000. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.


                                           FISCAL YEAR-END OPTION VALUE
                                                 NUMBER OF SECURITIES
                                                UNDERLYING UNEXERCISED                VALUE OF UNEXERCISED
                                                   OPTIONS AT FISCAL                  IN-THE-MONEY OPTIONS
                                                    YEAR-END(#)(1)                  AT FISCAL YEAR-END($)(2)
                                           ---------------------------------    ---------------------------------
NAME                                        EXERCISABLE      UNEXERCISABLE       EXERCISABLE      UNEXERCISABLE
-------                                    --------------   ----------------    -------------    ----------------
William R. Williams.......................     9,694                  38,778          $21,181        $84,730
John A. Rife..............................     5,817                  23,266           12,710         50,836
Charles O. Standley.......................     5,817                  23,266           12,710         50,836

(1) The options in this table have an exercise price of $9.19 per share, adjusted to reflect a return of capital.

(2) The value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on as of December 31, 2000 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

--------------------------------------------------------------------------------
                      AUDIT AND COMPLIANCE COMMITTEE REPORT
--------------------------------------------------------------------------------


         The Audit and Compliance Committee of the Board of Directors is responsible for providing independent, objective oversight of the Association's independent auditors, accounting functions and internal controls. The Audit and Compliance Committee is comprised of all five directors, four of whom are independent under the National Association of Securities Dealers' listing standards. The Audit and Compliance Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

         The Audit and Compliance Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit and Compliance Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit and Compliance Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit and Compliance Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit and Compliance Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                               JEFFREY W. ALDRICH
                                  THOMAS P. ASH
                                 GERRY W. GRACE
                                 FRED C. JACKSON
                               WILLIAM R. WILLIAMS

--------------------------------------------------------------------------------
      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
--------------------------------------------------------------------------------


         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2000.

--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

         Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Association is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Association's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

--------------------------------------------------------------------------------
         PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         The Company's independent auditors for the fiscal year ended December 31, 2000 were Crowe, Chizek and Company LLP and have been since January 11, 1999, when Crowe, Chizek and Company LLP was appointed to replace Robb, Dixon, Francis, Paris, Oneson & Co. Robb, Dixon's reports on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Board of Directors of the Company. During the Company's two most recent fiscal years and subsequent interim periods, the Company did not have any disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not resolved to the satisfactions of Robb, Dixon, would have caused it to make a reference to the subject matter of such a disagreement in connection with its reports.

         A representative of Crowe, Chizek and Company LLP will be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

         If ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent auditors will be considered by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 2001.

AUDIT FEES

         The aggregate fees the Company paid to Crowe, Chizek and Company LLP for the annual audit and for review of the Company's Forms 10-QSB for the fiscal year 2000 totaled $52,760.

ALL OTHER FEES

         The aggregate fees the Company paid to Crowe, Chizek and Company LLP for all other non- audit services, including fees for tax-related services, during fiscal year 2000 totaled $10,375. The Audit Committee believes that the non-audit fees paid to Crowe, Chizek are compatible with maintaining Crowe, Chizek's independence.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------


         The Company will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, Georgeson & Company, Inc., a proxy solicitation firm, will be paid a fee of $2,800, plus out-of- pocket expenses to assist the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. Directors, officers and regular employees of the Company may also solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

         A COPY OF THE FORM 10-KSB (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO CORPORATE SECRETARY, GRAND CENTRAL FINANCIAL CORP., 601 MAIN STREET, WELLSVILLE, OHIO 43968.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------


         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting of Shareholders, a stockholder proposals must be received by the Company no later than November 20, 2001. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         The Bylaws of the Company set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Corporate Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. In order for a stockholder to bring business before the Company's 2002 Annual meeting of Stockholders, the Company would have to receive notice of such business not later than January 25, 2002 assuming the 2002 Annual

Meeting is held on April 25, 2002 and that the Company provides at least 100 days notice of the date of the meeting. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Daniel F. Galeoti

                                          Daniel F. Galeoti
                                          Corporate Secretary

Wellsville, Ohio
March 20, 2001

        YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.
            WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU
               ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                     ACCOMPANYING PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A

                          GRAND CENTRAL FINANCIAL CORP.
                    CHARTER - AUDIT AND COMPLIANCE COMMITTEE



                                MISSION STATEMENT

     The committee's role is to oversee, when the committee is comprised of the entire Board of Directors, or to assist the Board of Directors in overseeing all material aspects of Grand Central Financial Corp.'s (the "Company") financial reporting, internal control, and audit functions, including a particular focus on the qualitative aspects of financial reporting to stockholders, on compliance with significant applicable legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements. The role also includes maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

                                  ORGANIZATION

     COMMITTEE COMPOSITION. The committee shall consist of at least two board members, a majority of whom shall be independent of management and the Company. Committee appointments, including selection of the committee chairperson, shall be approved annually by the full board.

     MEETINGS. The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson. A quorum of the committee shall be declared when a majority of the appointed members of the committee are in attendance.

     EXTERNAL RESOURCES. The committee shall be authorized to access internal and external resources, as the committee requires, to carry out its responsibilities.

                           ROLES AND RESPONSIBILITIES

COMMUNICATION WITH THE BOARD OF DIRECTORS AND MANAGEMENT

     - The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, the board of directors (except when the committee is comprised of the entire Board of Directors), external auditors and legal counsel, as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the committee that members of management, counsel, and the external auditors, as applicable, participate in committee meetings, as necessary, to carry out the committee's responsibilities.

     - The committee, with input from management and other key committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company's quarterly financial data, its year end audit, the procedures and results of the internal audit and the review of the independence of its accountants.

     - The committee, through the committee chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full board.

     - The committee shall make recommendations to the full board regarding the compensation to be paid to the external auditors and its views regarding the retention of the auditors for the upcoming fiscal year.

REVIEW OF THE EXTERNAL AUDIT

     - The committee shall meet with the external auditors, at least annually, who shall report all relevant issues to the committee.

     - The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the stockholders.

     - The committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review should include a determination of whether the annual financial statements are complete and consistent with the information known to committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Any important conclusions concerning the year-end audit work should be discussed well in advance of the public release of the annual financial statements.

     - The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

     - The committee shall review any important recommendations on financial reporting, controls, other matters, and management's response.

     - If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee.

REPORTING TO STOCKHOLDERS

     - The committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements should be discussed well in advance of the public release of the interim financial statements.

     - The committee will ensure that management requires that the external auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

     - The committee shall review all major financial reports in advance of filings or distribution, including the annual report.

     - The committee shall annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the audit committee. Such report shall be furnished to and approved by the full board of directors prior to its inclusion in the proxy statement. The report will state whether the committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters to be discussed by Statement of Auditing Standards No. 61;
         (iii) has received the written disclosures and the letter from the independent auditors regarding the independence required by Independence Standards Board Standard No. 1; (iv) has discussed with the auditors their independence;

         and (v) based on the review and discussion of the audited financial statements with management and the independent auditors, has recommended to the board of directors or, if the committee is comprised of the entire Board of Directors, determined that the audited financial statements be included in the Company's annual report on Form 10-KSB. The report appearing in the proxy statement shall avail itself of the safe harbors in paragraph (c) of Item 306 of Regulation S-B and paragraph (e)(v) of Schedule 14 A under the Securities Exchange Act of 1934, as amended, (" Exchange Act") unless the full board has determined, after being fully informed, that the report, or any portion thereof, be treated as "soliciting material" or "filed" under Regulation 14 A or 14 C or be incorporated into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

     - The Company shall disclose that the committee is governed by a written charter, a copy of which has been approved by the full board of directors. The committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full board of directors. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

REGULATORY EXAMINATIONS

     - The committee shall review the results of examinations by regulatory authorities and management's response to such examinations.

COMMITTEE SELF ASSESSMENT AND EDUCATION

     - The committee shall review, discuss, and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full board, and others.

     - The committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company's business, results of operation and financial statements.

While the committee has the responsibilities and powers set forth in this Charter, it is not the duty of the committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                          GRAND CENTRAL FINANCIAL CORP.
                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 25, 2001
                              10:00 A.M. LOCAL TIME

                         -------------------------------


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the official proxy committee of the Board of Directors of Grand Central Financial Corp. (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on April 25, 2001, at 10:00 a.m. Local Time, at East Liverpool Motor Lodge, 2340 Dresden Avenue, East Liverpool, Ohio, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

         1.       The election as director of the nominee listed.

                               Thomas P. Ash

                  FOR          VOTE WITHHELD
                  ---          -------------

                  [ ]                [ ]

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

                  FOR          AGAINST        ABSTAIN
                  ---          -------        -------
                  [ ]             [ ]            [ ]



                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         This Proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated March 20, 2001 and of the Annual Report to Shareholders.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                           Dated:___________________________



                                           --------------------------------
                                           SIGNATURE OF SHAREHOLDER



                                           --------------------------------
                                           SIGNATURE OF SHAREHOLDER




                          -----------------------------


            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                   [GRAND CENTRAL FINANCIAL CORP. LETTERHEAD]



Dear ESOP Participant:

         On behalf of the Board of Directors, I am forwarding you the attached Vote Authorization Form for the purpose of conveying your voting instructions on the proposals presented at the Annual Meeting of Shareholders of Grand Central Financial Corp. (the "Company") to First Bankers Trust Company, NA, the trustee for the Central Federal Savings and Loan Association of Wellsville Employee Stock Ownership Plan (the "ESOP Trustee"). Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders to be held on April 25, 2001 and a copy of the Company's Annual Report to Shareholders.

         As of the Record Date, February 28, 2001, the ESOP Trust held 205,413 shares of Company common stock, 45,844 shares of which have been allocated to participants' accounts. These allocated shares will be voted as directed by the participants; provided timely instructions from the participants are received by the ESOP Trustee. The unallocated shares in the ESOP Trust and the allocated shares for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of Company common stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

         At this time, in order to direct the voting of shares of Company common stock allocated to your account in the Central Federal Savings and Loan Association of Wellsville ESOP, please complete and sign the enclosed Vote Authorization Form and return it in the enclosed postage-paid envelope no later than April 16, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Central Federal Savings and Loan Association of Wellsville. The ESOP Trustee will use the voting instructions it receives from ESOP participants to vote all the shares of Company common stock held in the ESOP Trust.

                                        Sincerely,


                                        William R. Williams
                                        President and Chief Executive Officer

Name_________________________                                               ESOP
Shares_________________________

                             VOTE AUTHORIZATION FORM
                             -----------------------

         I, the undersigned, understand that First Bankers Trust Company, NA, (the "ESOP Trustee"), is the holder of record and custodian of all shares attributed to me of Grand Central Financial Corp. (the "Company") common stock under the Central Federal Savings and Loan Association of Wellsville Employee Stock Ownership Plan and Trust. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 25, 2001.

         Accordingly, you are to vote my shares as follows:

         1.       The election as director of the nominee listed.

                                   Thomas P. Ash

                  FOR             VOTE WITHHELD
                  ---             -------------
                  [ ]               [ ]

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

                  FOR             AGAINST                ABSTAIN
                  ---             -------                -------
                  [ ]               [ ]                    [ ]


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
                                   PROPOSALS.


         The ESOP Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.


-------------------------------------    --------------------------------------
                  Date                                  Signature

Please date, sign and mail this form in the enclosed postage-paid envelope no later than April 16, 2001.

                   [GRAND CENTRAL FINANCIAL CORP. LETTERHEAD]


Dear Stock Award Recipient:

         On behalf of the Board of Directors, I am forwarding you the attached Vote Authorization Form for the purpose of conveying your voting instructions on the proposals presented at the Annual Meeting of Shareholders of Grand Central Financial Corp. (the "Company") to First Bankers Trust Company, NA, the trustee for the Grand Central Financial Corp. Stock-Based Incentive Plan (the "Incentive Plan Trustee"). Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders to be held on April 25, 2001 and a copy of the Company's Annual Report to Shareholders.

         As of the Record Date, February 28, 2001, __________ shares of Company common stock were held in the Incentive Plan Trust. The Incentive Plan Trustee will vote those shares of the Company common stock in accordance with instructions it receives from the Stock Award recipients.

         At this time, in order to direct the voting of Company common stock awarded to you under the Incentive Plan, you must complete and sign the enclosed Vote Authorization Form and return it in the accompanying postage-paid envelope no later than April 16, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Central Federal Savings and Loan Association of Wellsville. The Incentive Plan Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the Incentive Plan Trust.

                                        Sincerely,


                                        William R. Williams
                                        President and Chief Executive Officer

Name_________________________                                          INCENTIVE
Shares_________________________                                             PLAN

                             VOTE AUTHORIZATION FORM
                             -----------------------

         I, the undersigned, understand that First Bankers Trust Company, NA, (the " Incentive Plan Trustee"), is the holder of record and custodian of all shares attributed to me of Grand Central Financial Corp. (the "Company") common stock under the Grand Central Financial Corp. Stock-Based Incentive Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 25, 2001.

         Accordingly, you are to vote my shares as follows:

         1.       The election as director of the nominee listed.

                                   Thomas P. Ash

                  FOR             VOTE WITHHELD
                  ---             -------------
                  [ ]                  [ ]

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

                  FOR               AGAINST              ABSTAIN
                  ---               -------              -------
                  [ ]                  [ ]                  [ ]


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
                                   PROPOSALS.


         The Incentive Plan Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.


-------------------------------------    --------------------------------------
                  Date                                  Signature

Please date, sign and mail this form in the enclosed postage-paid envelope no later than April 16, 2001.